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                                                                    EXHIBIT 10.5

                        FIRST AMENDMENT AND RESTATEMENT
                                      OF
                         BOTTOMLINE TECHNOLOGIES, INC.
                       STOCK RIGHTS AND VOTING AGREEMENT
                       ---------------------------------


     THIS FIRST AMENDMENT AND RESTATEMENT OF STOCK RIGHTS AND VOTING AGREEMENT (this "Agreement"), made as of March 31, 1992 (the "Effective Date"), by and between BOTTOMLINE TECHNOLOGIES, INC., a New Hampshire corporation (the "Corporation"); and the shareholders of the Corporation listed on Exhibit A attached hereto (collectively the "Shareholders" or "Holders").

                                   Recitals:
                                   --------

     The Corporation, Daniel McGurl ("McGurl"), James Loomis ("Loomis"), Charles
P. O'Leary ("O'Leary"), Joseph Leo Barry, Jr. ("Leo Barry"), and Dennis E. Barry ("Dennis Barry") (collectively, the "Existing Shareholders") are parties to that certain Stock Rights and Voting Agreement dated June 29, 1990 (the "Existing Stock Rights Agreement"). The remaining Shareholders (collectively the "New Shareholders") and the Corporation are parties to a certain Stock Purchase Agreement of even date (the "Stock Purchase Agreement"), pursuant to which the New Shareholders have agreed to purchase certain shares of the Corporation's common stock, One-tenth Cent ($0.001) par value (the "Stock") and warrants for certain shares of Stock. The purpose of this Agreement is to provide the Shareholders (including the Existing Shareholders and the New Shareholders) with certain stock and voting rights, all as more particularly set forth in this Agreement. It is intended that this Agreement supersede and replace the Existing Stock Rights Agreement.

     NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants and representations set forth in this Agreement, the parties hereby agree that the provisions of the Existing Stock Rights Agreement be and the same hereby are deleted in their entirety and that the same hereby are superseded and replaced by the following provisions:

     1.   Preemptive Rights.  The rights set forth in this Section 1 are given
          -----------------
to O'Leary, Leo Barry, Dennis Barry, and the New Shareholders only (collectively the "Purchasers"), and not to McGurl or Loomis:

     (a) Subject to the exclusions set forth in subsection (f) below, if the Corporation proposes to issue (a "Proposed Issuance") any unissued or treasury shares of Stock or any bonds, certificates of indebtedness, debentures, warrants, options, or other securities, rights, or obligations convertible into any shares of Stock or carrying any right to subscribe to or acquire any shares of Stock, then the Corporation shall give each of the Shareholders other than McGurl and Loomis (individually a "Purchaser" and collectively the "Purchasers"), a written notice (the "Notice") describing the Proposed Issuance (including the identification of the
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securities to be issued, the price payable for such securities, and any other terms and conditions applicable to the Proposed Issuance).

     (b) Each Purchaser shall have the right (the "Preemptive Right") to subscribe to or acquire all or a portion of such Purchaser's respective Proportionate Share (as defined below) of the Proposed Issuance. Each Purchaser shall be entitled to exercise such Purchaser's Preemptive Right in the manner set forth in the Notice and on terms and conditions that are no less favorable than the terms and conditions established by the Corporation to govern the Proposed Issuance.

     (c) If any Purchaser fails to exercise such Purchaser's Preemptive Right within thirty (30) days following such Purchaser's receipt of the Notice, then such Purchaser's Preemptive Right shall be deemed to have been waived with respect to the Proposed Issuance, and, for a period of ninety (90) days thereafter, the Corporation shall be entitled to effect the Proposed Issuance, in whole or in part, free and clear of such Purchaser's Preemptive Right, at the price specified in the Notice and upon other terms and conditions no more favorable to the acquiror(s) of the Proposed Issuance than the terms and conditions specified in the Notice.

     (d) Any Purchaser may waive such Purchaser's Preemptive Right with respect to any Proposed Issuance by a writing filed with the Board of Directors or the Secretary of the Corporation.

     (e) For purposes of this Section, a Purchaser's "Proportionate Share" shall mean, as of the date on which a Notice is given, a fraction:

          (i) the numerator of which is equal to the number of shares of Stock owned by such Purchaser as of the Effective Date, including all shares of Stock being purchased as of the Effective Date by such Purchaser pursuant to the Stock Purchase Agreement; and

          (ii) the denominator of which is equal to the sum of (A) such number of shares of Stock as are outstanding as of the Effective Date, including all shares of Stock being purchased as of the Effective Date pursuant to the Stock Purchase Agreement, plus (B) such number of shares of Stock as have then been issued pursuant to the exercise of stock options which have been granted under the Corporation's August 1, 1989 Stock Option Plan, as amended (the "Stock Option Plan"), plus (C) such number of shares of Stock as are subject to then-outstanding stock options which have been granted under the Stock Option Plan.

Notwithstanding the above, if the outstanding shares of Stock shall be subdivided or combined into a greater or smaller number of shares or if the Corporation shall issue any shares of Stock as a stock dividend on its outstanding Stock, or if a
Purchaser shall transfer any of such Purchaser's Stock (other than to a Related Transferee as defined in subsection (g) below] of such Purchaser), then the numbers set forth in subsection (i), and, in the case of a subdivision, combination, or stock dividend, in subsection (ii) (A) above shall be proportionately increased or decreased (as the case may be).

     (f) Notwithstanding the foregoing provisions of this Section, the Purchasers' Preemptive Rights shall not apply to:

          (i) any Proposed Issuance of stock options under the Stock Option Plan (or of any shares of Stock pursuant to the exercise of any such stock option) to an employee of the Corporation (excluding McGurl and Loomis and their respective Affiliates [as defined in subsection (g) below]); provided, that any Proposed Issuance to McGurl or to Loomis, or to the respective Affiliates of either of them, shall be subject to the Purchasers' Preemptive Rights;

          (ii) any stock dividend or subdivision of shares of Stock, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of Stock;

          (iii) any securities issued solely in consideration for the acquisition (whether by merger of otherwise) by the Corporation or any of its subsidiaries of all or substantially all of the stock or assets of any other entity;

          (iv) any securities issued pursuant to an underwritten public offering; or

          (v) any Stock issued pursuant to warrants held by the Purchasers or their Related Transferees.

     (g)  As used in this Agreement:

          (i) an "Affiliate" shall mean a third party which either (A) is owned by the Corporation or is under common control with the Corporation,
     (B) is a trust or other entity in which McGurl or Loomis has a beneficial interest, or (C) is (or is owned or controlled by) a person who is the spouse, child, or parent of McGurl or Loomis; and

          (ii) a "Related Transferee" of a Shareholder shall mean a parent, spouse, or child of such Shareholder, or a trust for the exclusive benefit of such

     Shareholder and/or the parents, spouse, or children of such Shareholder, to whom shares of Stock owned by such Shareholder have been transferred.

     (h) The provisions of this Section 1 are personal to each Purchaser and may only be exercised by such Purchaser, while such Purchaser, or a Related Transferee of such Purchaser (such Related Transferee being deemed a Purchaser for purposes of this Section 1), owns Stock of the Corporation which was purchased prior to or effective as of the Effective Date.

     2.   Piggvback Rights.  The rights set forth in this Section 2 are given to
          ----------------
each of the Shareholders:

     (a) If the Corporation proposes to register, either for its own account or for the account of any Shareholder, under the Securities Act of 1933, as amended, any shares of Stock for sale for cash or other consideration to the public (other than a registration relating solely to either a transaction under Rule 145 of the Securities and Exchange Commission or an employee benefit plan) (a "Registration"), the Corporation shall notify the Shareholders in writing and shall afford the Shareholders the opportunity to include in the Registration all or any portion of the shares of Stock owned by them; provided, that the inclusion of such shares of Stock in the Registration shall be subject to:

          (i) compliance with the terms and conditions of any underwriting agreement covering the Registration;

          (ii) if and to the extent that the managing underwriter determines that marketing factors require a limitation of the number of shares of Stock to be underwritten, then, with respect to the total number of shares of Stock of the Shareholders so determined as being available for inclusion in the Registration, each Shareholder (subject to the provisions of subsection (g) below governing Related Transferees) shall be entitled to include such Shareholder's Percentage (as defined in Section 3(a)(i) below) of such total number of shares so determined as being available for inclusion in the Registration; provided, further, that if all of the shares proposed to be included in the Registration by a particular Shareholder are thereby included, then any remaining shares which the managing underwriter determines are available for inclusion in the Registration shall be split between the other Shareholders (proportionate to their respective Percentages) unless all of the shares proposed to be included by one or more of those Shareholders are thereby included, in which event any remaining shares available for inclusion shall be available to the remaining such Shareholder(s) (proportionate to their respective Percentages); and

          (iii) prohibition from inclusion if, in the judgment of the managing underwriter, such prohibition is required.

     (b) In connection with the inclusion of any shares of Stock of the Shareholders in a Registration, the Corporation will use its best efforts to register or qualify the shares of Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Shareholders or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Corporation shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction.

     (c) The Corporation and not the Shareholders, shall be responsible for the payment of all fees and expenses (including, without limitation, registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Corporation, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance) incurred by the Corporation in connection with the Registration and the inclusion of any shares of Stock by the Shareholders therein; provided, that each Shareholder, and not the Corporation, shall be responsible for all underwriting discounts and selling commissions applicable to the sale of any of such Shareholder's shares of Stock.

     (d) In connection with any Registration where shares of Stock of a Shareholder are also registered pursuant to the provisions of this Section:

          (i) the Corporation will indemnify and hold harmless such Shareholder against any losses, claims, damages, or liabilities, joint or several, to which such Shareholder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof):

               (A) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact relating to the Corporation and contained in (1) the registration statement under which such shares were registered under the Securities Act, (2) the final prospectus therefor, or (3) any amendment or supplement thereof, or

               (B) arise out of or are based upon the omission or alleged omission to state therein a material fact relating to the Corporation that is (1) required to be stated therein, or (2) necessary to make the statements therein not misleading;

          (ii) the Corporation will reimburse such Shareholder for any legal or other expenses reasonably incurred by him in connection with investigating or defending any such loss, claim, damage, liability, or action covered by the provisions of subparagraph (i) above; provided, however, that the Corporation will not be liable in any such case if and to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Shareholder in writing specifically for use in such registration statement, prospectus, or amendment thereof;

          (iii) such Shareholder will indemnify and hold harmless the Corporation, each other Shareholder participating in the Registration, each officer of the Corporation who signs the registration statement, and each director of the Corporation against all losses, claims, damages, or liabilities, joint or several, to which the Corporation or such other Shareholder, officer, or director may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof):

                (A) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact relating to such Shareholder and contained in (1) the registration statement under which such Restricted Stock was registered under the Securities Act,
          (2) the final prospectus therefor, or (3) any amendment or supplement thereof, or

                (B) arise out of or are based upon the omission or alleged omission to state therein a material fact relating to such Shareholder that is (1) required to be stated therein, or (2) necessary to make the statements therein not misleading; and

          (iv) such Shareholder will reimburse the Corporation and each other Shareholder, officer, and director for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that such Shareholder will not be liable in any such case if and to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made notwithstanding the Corporation's prior receipt of a written notice from such Shareholder of the error in the statement or of the omission.

     (e) In connection with any Registration where shares Stock of a Shareholder are also registered pursuant to the provisions of this Section, such Shareholder will cooperate with the Corporation and each underwriter (if the method of disposition shall be an underwritten public offering) and will take all such actions and execute and deliver all such instruments, agreements, and documents as the Corporation or any such underwriter reasonably may request, including, but not limited to:

          (i) furnishing to the Corporation in writing such information with respect to such Shareholder and the proposed distribution by him as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws, and

          (ii) immediately notifying the Corporation, each other Shareholder participating in the Registration, and the managing underwriter (if the method of disposition shall be an underwritten public offering), at any time when a prospectus relating to such Registration is required to be delivered under the Securities Act, of the happening of any event of which such Shareholder has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

     (f) The rights set forth in this Section 2 are personal to each Shareholder and may be exercised by such Shareholder only while such Shareholder or such Shareholder's Related Transferee(s) owns Stock of the Corporation.

     (g) For purposes of effecting the rights granted to the Shareholders pursuant to this Section 2, a Shareholder who is a Related Transferee of another Shareholder (a "Transferor Shareholder") shall, to the extent of the shares of Stock transferred by the Transferor Shareholder to such Related Transferee (the "Previously Transferred Shares"), be deemed to be the Transferor Shareholder.
In particular, with respect to the limitation on the number of shares of Stock which the Transferor Shareholder and such Related Transferee may include in the Registration under this Section 2, the Previously Transferred Shares shall be considered to be owned by the Transferor Shareholder. Unless otherwise agreed between the Transferor Shareholder and such Related Transferee, any permitted inclusion in the Registration of some, but not all, of the shares of Stock owned by the Transferor Shareholder and of the Previously Transferred Shares shall be allocated between the Transferor Shareholder and such Related Transferee pro rata based on the respective number of such shares of Stock owned by the Transferor Shareholder and of such Previously Transferred Shares.

     3.   Take-Along Rights.  The rights set forth in this Section 3 are given
          -----------------
to each of the Shareholders:

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     (a)  If any Shareholder (the "Selling Shareholder") shall propose to transfer (a "Proposed Transfer") to any person (the "Proposed Transferee"), other than (1) another Shareholder, (2) a Related Transferee, or (3) the Corporation, any shares of Stock (including any shares issued as the result of the exercise of warrants therefor) (the "Transfer Shares"), then each remaining Shareholder (subject to the provisions of subsection (f) below governing Related Transferees) shall have:

          (i) the right to transfer, in place of certain of the Transfer Shares, such number of such remaining Shareholder's shares of Stock (including any shares issued as the result of the exercise of warrants therefor) as is equal to the following percentage ("Percentage") of the number of Transfer Shares:

               (A)  for McGurl, 25.9537%,

               (B)  for Loomis, 25.9537%,

               (C)  for O'Leary, 25.9537%,

               (D)  for Leo Barry, 6.6022%,

               (E)  for Dennis Barry, 6.6022%, and

               (F) for each New Shareholder, .0535% for each Unit (as defined in the Stock Purchase Agreement) purchased pursuant to the Stock Purchase Agreement; or

          (ii) if the Proposed Transferee is unwilling to purchase shares of any remaining Shareholder as part of the Proposed Transfer, then the right to have the Selling Shareholder purchase, out of the proceeds of the sale of the Transfer Shares to the Proposed Transferee, such number of such remaining Shareholder's shares of Stock (including any shares issued as the result of the exercise of warrants therefor) as is equal to his Percentage of the number of Transfer Shares;

all upon and subject to the additional terms and conditions set forth in this Section. Transfers of shares of Stock between Shareholders shall not be subject to the provisions of this Section.

     (b) In the event of a Proposed Transfer, the Selling Shareholder shall give written notice (the "Transfer Notice") to the remaining Shareholder(s) of the Proposed Transfer, including the number of shares of Stock proposed to be transferred, the price and general terms and conditions governing the Proposed Transfer, and the identity of the Proposed Transferee.

     (c) Upon receipt of the Transfer Notice, each remaining Shareholder shall be entitled to exercise his rights under subsection (a) above by giving the Selling Shareholder written notice (the "Participation Notice") thereof within thirty (30) days following his receipt of the Transfer Notice. If no such Participation Notice is given by such remaining Shareholder, then his rights under subsection (a) above shall automatically terminate with respect to the Proposed Transfer.

     (d) In the event that any remaining Shareholder exercises his rights under subsection (a) above, then any transfer of shares of Stock by such remaining Shareholder shall be subject to the same terms and conditions that govern the Selling Shareholder under the Proposed Transfer.

     (e) The rights of any Shareholder under this Section may be waived as to any Proposed Transfer by his delivering a writing to that effect to the Corporation and the other Shareholders.

     (f) For purposes of effecting the rights granted to the Shareholders pursuant to this Section 3, a Shareholder who is a Related Transferee of another Shareholder (a "Transferor Shareholder") shall, to the extent of the shares of Stock transferred by the Transferor Shareholder to such Related Transferee (the "Previously Transferred Shares"), be deemed to be the Transferor Shareholder.
In particular, with respect to the limitation on the number of shares of Stock which the Transferor Shareholder and such Related Transferee may include in the Proposed Transfer under this Section 3, the Previously Transferred Shares shall be considered to be owned by the Transferor Shareholder. Unless otherwise agreed between the Transferor Shareholder and such Related Transferee, any permitted inclusion in the Proposed Transfer of some, but not all, of the shares of Stock owned by the Transferor Shareholder and of the Previously Transferred Shares shall be allocated between the Transferor Shareholder and such Related Transferee pro rata based on the respective number of such shares of Stock owned by the Transferor Shareholder and of such Previously Transferred Shares.

     4.   Redemption Option.  The rights set forth in this Section 4 are given
          -----------------
to Leo Barry, Dennis Barry, and the New Shareholders only (collectively, the "Redeeming Shareholders"), and not to McGurl, Loomis, or O'Leary:

     (a) Each of the Redeeming Shareholders, or their Related Transferees, as the case may be, shall have the right, at any time after June 29, 1995, to have all, but not less than all, of such Redeeming Shareholder's respective shares of Purchase Stock [as defined in subsection (d) below] redeemed by the Corporation by delivering written notice requesting the same to the Corporation at least thirty (30) days prior to the date upon which such redemption is being requested (the "Redemption Date").

     (b) The redemption price to be paid by the Corporation for any Purchase Stock shall be Three Dollars ($3.00) per share, together with accrued interest thereon from the date on which such Redeeming Shareholder purchased such Purchase Stock (the "Purchase Date") to the Redemption Date at a variable rate which shall be the "Base Rate" (or its equivalent) of the Bank of Boston, Boston, Massachusetts, as in effect on each annual anniversary of the Purchase Date (each such date being hereinafter referred to as an "Anniversary Date"), which interest shall accrue at such rate for the annual period then ending and be compounded annually upon each such Anniversary Date, and said interest rate to be set with respect to any portion of any annual period in which a redemption of Purchase Stock occurs hereunder as of the Redemption Date.

     (c) The redemption price shall be payable in cash to a Redeeming Shareholder on the Redemption Date.

     (d) The term "Purchase Stock" as used in this Agreement shall mean the Stock purchased by a Redeeming Shareholder pursuant to his Stock Purchase Agreement, whether then held by such Redeeming Shareholder, or his Related Transferees, as the case may be, increased or decreased by any stock dividend, subdivision, or combination, but not including any stock purchased pursuant to warrants for any Stock of the Corporation.

     5.   Demand Registration Rights.  The rights set forth in this Section 5
          --------------------------
are given to the New Shareholders only, and not to the Existing Shareholders:

     5.1. Definitions.  As used in this Section, the following terms shall have
          -----------
the following meanings:

     (a) "Registrable Securities" shall mean shares of Stock owned by a New Shareholder.

     (b) "Registration Expenses" shall mean all expenses incurred by the Corporation in registering any Registrable Securities under applicable federal and state securities laws in accordance with the provisions of this Section 5 (including all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Corporation, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance), but excluding any Selling Expenses.

     (c) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to any sale of Registrable Securities.

     (d) "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     (e) "Securities Act" shall mean the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

     5.2. Request for Registration.
          ------------------------

     (a) At any time after six (6) months following any registration statement covering a public offering of securities of the Corporation under the Securities Act, the holders of Registrable Securities which both:

          (i) constitutes at least a majority of the total shares of Registrable Securities then outstanding, and

          (ii) is reasonably anticipated to sell to the public in a public offering for an aggregate price at least equal to Two Million Dollars ($2,000,000.00),

may request the Corporation to register under the Securities Act (a "Demand Registration") all of the shares of Registrable Securities held by such requesting holder or holders (or such lesser portion of such shares of Registrable Securities may be requested to be registered if the reasonably anticipated aggregate price to the public of such public offering would be at least Two Million Dollars ($2,000,000.00)).

     (b) The request described in subsection (a) above shall be set forth in a written notice (the "Demand Registration Notice") given by the requesting holder or holders to the Corporation. The Demand Registration Notice shall specify the number of shares of Registrable Securities requested to be registered (the "Requested Shares") and the manner in which the Requested Shares are to be sold.

     (c) Following its receipt of any Demand Registration Notice, the Corporation shall immediately notify (the "Participation Notice") all non-requesting holders of Registrable Securities that the Corporation has received the Demand Registration Notice, and a copy of the Demand Registration Notice shall be included with the Participation Notice. Each such non-requesting holder shall be entitled to include in the Demand Registration, for sale in accordance with the method of disposition specified in the Demand Registration Notice, all or any lesser portion of the shares of Registrable Securities of such holder by giving the Corporation, within fifteen (15) days following the giving of the Participation Notice, written notice of such holder's election to participate in the Demand Registration (including a statement of the number of Registrable Securities of such holder which should be included in the Demand Registration).

     (d) The Corporation shall use its best efforts to register under the Securities Act, and to qualify under such state securities laws as the requesting holders may reasonably request, for public sale in accordance with the method of disposition specified in the Demand Registration Notice, the number of shares of Registrable Securities specified in the Demand Registration Notice (and, in all notices received by the Corporation from the other non-requesting holders, within fifteen (15) days after the giving of the Participation Notice); provided, however, that the Corporation shall not be
                       --------  -------
obligated to take any action to effect any such registration pursuant to this
Section 5.2 in any particular jurisdiction in which the Corporation would be required to (a) qualify generally to transact business as a foreign corporation in such jurisdiction if it is not so qualified, or (b) execute a general consent to service of process in effecting such registration unless the Corporation is already subject to service in such jurisdiction and except as may be required by the Securities Act.

     (e) The following provisions shall be applicable if the requested method of disposition shall be an underwritten public offering:

          (i) The Corporation shall designate the managing underwriter for the offering, subject to the approval of the holders of a majority of the shares of Registrable Securities to be registered in the Demand Registration (which approval shall not be unreasonably withheld or delayed). In the event such managing underwriter is not so approved, the Corporation shall designate another managing underwriter as soon as practicable.

          (ii)   The right of any holder to registration pursuant to this
     Section 5.2 shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by a majority in interest of the holders, to the extent provided herein). The Corporation shall (together with all holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter.

          (iii) Notwithstanding any other provision of this Section 5.2 to the contrary, if the managing underwriter advises the Corporation in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of shares that may be included in the registration and underwriting shall be allocated among all holders requesting inclusion in the registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such holders at the time of the filing of the registration statement. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

          (iv) If any holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Corporation, the managing underwriter, and the other holders. The Registrable Securities so withdrawn shall also be withdrawn from registration; provided, however, that if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other holders may be included in such registration (up to the maximum of any limitation imposed by the managing underwriter), then the Corporation shall offer to all holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this
     Section 5.2(e). If the registration does not become effective due to the withdrawal of Registrable Securities, then either (A) the holders requesting registration shall reimburse the Corporation for expenses incurred in complying with the request, or (B) the aborted registration shall be treated as effected for purposes of Section 5.2(h) below.

     (f) The Corporation shall be entitled to include in the Demand Registration, for sale in accordance with the method of disposition specified in the Demand Registration Notice, both:

          (i) shares of Stock to be sold by the Corporation for its own account, and

          (ii) shares of Stock owned by any other stockholder or stockholders of the Corporation, except that the number of shares of Stock to be included by any such other stockholder shall not exceed two percent (2%) of the then outstanding shares of Stock;

provided, however, that, if in the opinion of the managing underwriter (if such
--------  -------
method of disposition involves, in whole or in part, an underwritten public offering), the inclusion of such shares of Stock in the underwriting would have a material adverse effect on the marketing of the Registrable Securities to be sold thereby, then the number of such shares of Stock of the Corporation to be included in the underwriting shall be reduced to such extent (including the possible exclusion of all of such shares) as the managing underwriter determines will no longer have a material adverse effect on the marketing of the Registrable Securities to be sold thereby.

     (g) In the case of each registration effected by the Corporation pursuant to this Section 5.2, the Corporation will keep each holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Corporation will:

          (i) keep such registration effective for a period of one hundred twenty (120) days or until the holder or holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

          (ii) furnish such number of prospectuses and other documents incident thereto as a holder from time to time may reasonably request.

     (h)  Notwithstanding anything to the contrary contained in this Section
5.2:

          (i) no Demand Registration Notice may be given within one (1) year after the effective date of a registration statement filed by the Corporation covering an underwritten public offering in which the holders of Registrable Securities shall have been entitled to join pursuant to
     Section 2 above and in which there shall have been effectively registered all shares of Registrable Securities as to which registration shall have been requested; and

          (ii) the Corporation shall be obligated to register Registrable Securities pursuant to this Section 5.2 on two (2) occasions only; provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified in the Demand Registration Notice, shall have become effective.

     5.3. Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with any registration pursuant to Section 5.2 above shall be borne by the Corporation. All Selling Expenses relating to the shares of Stock so registered by the holders shall be borne by the holders of such shares pro rata based on the number of shares so registered.

     5.4. Registration on Form S-3.
          ------------------------

     (a) In addition to the rights set forth in Section 5.2 above, if a holder or holders request by written notice to the Corporation that the Corporation file a registration statement on Form S-3 (or any successor thereto) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed One Million Dollars ($1,000,000.00), and the Corporation is a registrant entitled to use Form S-3 to register securities for such an offering, the Corporation shall use its best efforts to cause such shares to be registered for the offering on such form (or any successor thereto).

     (b) All Registration and Selling Expenses incurred in connection with a registration pursuant to this Section 5.4 shall be borne by the holder or holders participating in the registration on Form S-3 pro rata according to the number of Registrable Securities so registered.

     (c) Notwithstanding anything to the contrary set forth in this Section 5.4, the Corporation shall be obligated to register Registrable Securities pursuant to this Section 5.4 on two (2) occasions only; provided, however, that
                                                        --------  -------
such obligation shall be deemed satisfied only when a registration statement covering all shares of Registrable Securities specified in the notice(s) received as aforesaid, for sale in accordance with the method of disposition specified in the Demand Registration Notice, shall have become effective.

     5.5. Termination of Registration Rights.  The registration rights granted
          ----------------------------------
pursuant to this Agreement shall terminate as to each New Shareholder at such time as all Registrable Securities held by such New Shareholder can be sold within a given three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144 or other applicable exemption supported by a written opinion of legal counsel for the Corporation which shall be reasonably satisfactory in form and substance to legal counsel for such New Shareholder.

     6.   Voting Agreement.
          ----------------

     (a) Each of the Shareholders hereby agrees and consents for himself and his Related Transferees to vote all shares of the voting Stock of the Corporation as may from time to time be owned by him or his Related Transferees for the election and re-election of the following individuals as members of the Board of Directors of the Corporation (the "Board"):

          (i)    McGurl;

          (ii)   Loomis;

          (iii)  O'Leary; and

          (iv)   one of either Leo Barry or Dennis Barry.

The foregoing voting agreement shall pertain to all shares of Stock of each of the Shareholders, whether held in the name of such Shareholder or held in the name of or for the benefit of any Related Transferee of such Shareholder.

     (b) Each of the Existing Shareholders agrees that his right to be elected to the Board pursuant to the voting agreement in subsection (a) above will terminate as to such Shareholder and that he will be deemed to have resigned and will cease to be a member of the Board in the event that:

          (i) in the case of either McGurl, Loomis, or O'Leary, he and his respective Related Transferees, do not own in the aggregate two hundred thousand (200,000) shares of the Stock (subject to adjustment in the event of any stock dividend, subdivision, or combination affecting all of the outstanding Stock of the Corporation); or

          (ii) in the case of Leo Barry and Dennis Barry, they and their Related Transferees, do not own in the aggregate one hundred thousand (100,000) shares of the Stock (subject to adjustment in the event of any stock dividend, subdivision, or combination affecting all of the outstanding Stock of the Corporation).

     (c) The provisions of this Section 5 shall in no manner be deemed to limit the right of the Shareholders of the Corporation to increase the number of members of the Board at any time hereafter. Notwithstanding any increase of the number of members of the Board at any time during which O'Leary and Leo and Dennis Barry have the right to be elected as members of the Board of Directors pursuant to subsections (a) and (b) above, the Shareholders agree that no increase in the salary or compensation of either McGurl and/or Loomis, nor any capital expenditure by the Corporation in excess of Twenty-five Thousand Dollars ($25,000.00), may be authorized by the Board without the affirmative vote of one of either:

          (i)    O'Leary;

          (ii) Leo or Dennis Barry (whoever is then serving on the Corporation's Board of Directors); or

          (iii) a representative appointed by the New Shareholders, who, until changed by the New Shareholders with notice to the Corporation, shall be Hambrecht & Quist Venture Investors, L.P.

     7.   Stock Transfer Restrictions.  The Corporation and each of the
          ---------------------------
Shareholders agree that neither the Articles nor the Bylaws will be amended to restrict the transferability of any share of Stock owned by any Shareholder unless such Shareholder agrees in writing to the restriction; provided, that the foregoing shall not prohibit such an amendment which refers to restrictions under applicable law (e.g., compliance with federal and state securities laws, rules, and regulations).

     8.   Miscellaneous Provisions.
          ------------------------

     (a)  Amendment.  This Agreement may not be amended, in whole or in part,
          ---------
except by an instrument in writing signed by each of the parties hereto; provided, that with respect to an amendment affecting the rights of the New Shareholders (including their Related Transferees), an instrument in writing signed by two-thirds (2/3) or more in interest of the New Shareholders or their Related Transferees shall be binding on all of the New Shareholders (including their Related Transferees).

     (b)  Binding Effect. This Agreement shall be binding on and for the benefit
          --------------
of the parties hereto and their respective heirs, personal and legal representatives, successors, and assigns; provided, that no Shareholder shall be entitled to assign or delegate any of his rights or obligations under this Agreement without the prior written consent of the Corporation.

     (c)  Counterparts.  This Agreement may be executed in one or more
          ------------
counterpart copies, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     (d)  Entire Agreement.  Any oral or written statements, understandings,
          ----------------
correspondence, or agreements previously made by any party with respect to the subject matter of this Agreement are superseded by this Agreement, which alone fully and completely expresses the parties' respective obligations. This Agreement is entered into by each party after opportunity for investigation, and each party represents that such party is not relying upon any statements, understandings, correspondence, or agreements not embodied in this Agreement and made by any other party or on any other party's behalf. Without limiting the generality of the foregoing, the provisions of this Agreement specifically supersede (i) the provisions of the Existing Stock Rights Agreement, and (ii) the provisions of Sections 8, 10.1, 10.2, 10.4 and 10.6 of that certain Stock Purchase Agreement dated September 27, 1989 (the "O'Leary Stock Purchase Agreement") between the Corporation, McGurl, Loomis, and O'Leary (which provisions were declared to be null and void and of no further force or effect pursuant to the Existing Stock Rights Agreement). It is acknowledged that the remaining provisions of the O'Leary Stock Purchase Agreement shall continue in full force and effect (including, but not limited to, Section 10.3 thereof).

     (e)  Governing Law; Jurisdiction.  This Agreement and all rights, remedies,
          ---------------------------
and obligations under this Agreement, including matters of construction, validity, and performance, shall be governed exclusively by the laws of the State of New Hampshire. This Agreement shall be enforceable in any state or federal court of competent jurisdiction; provided, that each party specifically consents to, and agrees that such party is subject to, the jurisdiction of the state and federal courts of the State of New Hampshire with respect to any actions for enforcement of or breach of this Agreement.

     (f)  Headings.  The article, section, and subsection headings used in this
          --------
Agreement are for convenience and reference only, and the words contained therein shall not be held to explain, modify, amplify, or aid in the interpretation, construction, or meaning of any of the provisions of this Agreement.

     (g)  Notices.  Any demand, notice, or other communication required or
          -------
permitted to be given by a party under this Agreement shall be in writing and, with respect to each other party to whom the demand, notice, or other communication is to be given, shall be given to such party either:

          (i)    by being hand-delivered to such party,

          (ii) by being telecopied to such party's Telecopy Number (as defined below), with a copy of the telecopy being mailed by first class mail, postage prepaid, to such party's Address (as defined below), or

          (iii) by being deposited in the mail (registered or certified) or delivered to a private express company, postage or freight prepaid, return receipt requested, addressed to such party at such party's Address.

As used in this Section, a party's "Address" shall mean the address of such party set forth in this Agreement underneath such party's signature line, and a party's a "Telecopy Number" shall mean the telephone number of such party set forth in this Agreement underneath such party's signature line. Each party may change such party's Address or Telecopy Number from time to time by giving the other party or parties notice of the change in accordance with the provisions of this Section.

     (h)  Severability.  Each term, condition, and provision of this Agreement
          ------------
shall be valid and enforced to the fullest extent permitted by law. If there is any conflict between any term, condition, or provision of this Agreement and any statute, law, ordinance, order, rule, or regulation, the latter shall prevail; provided, that any such conflicting term, condition, or provision shall be curtailed and limited only to the extent necessary to bring it within the legal requirements and the remainder of this Agreement shall not be affected thereby.

     (i)  Waiver.  No waiver by any party of any breach or default by any other
          ------
party of any of such other party's obligations under this Agreement shall be deemed to be a waiver of any other breach or default of the same or any other nature. No failure by any party on any one or more occasions to exercise any right or remedy provided in this Agreement shall preclude the exercise of such right or remedy on any other occasion.

     (j)  Pronouns; Plurals.  All pronouns and any variations thereof shall be
          -----------------
deemed to include the masculine, feminine, neuter, singular, and plural thereof as the context may require. In addition, all nouns shall be deemed to include the singular and plural thereof as the context may require.

     9.   Additional Parties.  The parties hereto acknowledge that, effective as
          ------------------
of the Effective Date, the Corporation has issued certain warrants to third parties and that, in the warrant purchase agreements for said warrants, the Corporation and each such third party warrantholder have agreed that such third party warrantholder will, without further action, become a party to this Agreement as a New Shareholder upon exercise of the such warrant. Each of the Shareholders hereby consents to such third party warrantholders so becoming a New Shareholders for purposes of this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement all as of the date first above-written.


                                    Corporation:
                                    -----------
                                    Bottomline Technologies, Inc.



  /s/                               By:  /s/ James Loomis
------------------------               -------------------------------
Witness                             James Loomis, Vice President

Address:                            One Court Street
                                    Exeter, New Hampshire 03833

Telecopy Number:                    603-778-3975


                                    Holder:
                                    ------



  /s/                                /s/ Dan McGurl
 ----------------------             ---------------------------------
Witness                             Signature

Name:                               Dan McGurl
                                    ---------------------------------

Address:                            116 Pepperell Way
                                    ---------------------------------
                                    York, ME 03909
                                    ---------------------------------

Telecopy Number:                    (603) 778-3975
                                    ---------------------------------

                                    Holder:
                                    ------



  /s/                               /s/ James L. Loomis
----------------------              ---------------------------------
Witness                             Signature

Name:                               James L. Loomis
                                    ---------------------------------

Address:                            10 Junkins Lane
                                    ---------------------------------
                                    Amherst, NH 03031
                                    ---------------------------------

Telecopy Number:                    (603) 778-3975
                                    ---------------------------------


                                    Holder:
                                    ------



                                    /s/ Joseph L. Barry, Jr.
_______________________             ---------------------------------
Witness                             Signature

Name:                               Joseph L. Barry, Jr.
                                    ---------------------------------

Address:                            307 Windy Row
                                    ---------------------------------
                                    Peterborough, NH 03458
                                    ---------------------------------

Telecopy Number:                    (603) 924-7575
                                    ---------------------------------


                                    Holder:
                                    ------



  /s/                               /s/ Dennis E. Barry, Sr.
-----------------------             ---------------------------------
Witness                             Signature

Name:                               Dennis E. Barry, Sr.
                                    ---------------------------------

Address:                            538 Bedford Street
                                    ---------------------------------
                                    Lakeville, MA 02347
                                    ---------------------------------

Telecopy Number:                    (508) 947-5024
                                    ---------------------------------

                                    Holder:
                                    ------



  /s/                               /s/
-----------------------             ---------------------------------
Witness                             Signature

Name:                               Hambrect & Quist Venture
                                    ---------------------------------
                                    Investors L.P.
                                    ---------------------------------

Address:                            One Bush Street
                                    ---------------------------------
                                    San Francisco, CA 94104
                                    ---------------------------------

Telecopy Number:                    415-576-3624
                                    ---------------------------------


                                    Holder:
                                    ------



  /s/
-----------------------             _________________________________
Witness                             Signature

Name:                               Mr. Daniel H. Case III
                                    ---------------------------------

Address:                            Hambrecht & Quist
                                    ---------------------------------
                                    One Bush Street
                                    ---------------------------------
                                    San Francisco, CA 94104
                                    ---------------------------------

Telecopy Number:                    415-576-3624
                                    ---------------------------------

                                    Holder:
                                    ------



  /s/                               /s/ Daniel H. Case, Sr.
------------------------            ---------------------------------
Witness                             Daniel H. Case, Sr.


  /s/                               /s/ Carol H. Case
-----------------------             ---------------------------------
Witness                             Carol H. Case


Name:                               Daniel H. Case, Sr. and
                                    Carol H. Case, as JTWROS

Address:                            737 Bishop Street, Suite 2600
                                    Honolulu, HI 96813

Telecopy Number:                    (808) 523-1920

Number of Units:

Purchase Price:


                                    Holder:
                                    ------



                                    /s/ Lionel P. Boissiere,Jr.
_______________________             ---------------------------------
Witness                             Signature

Name:                               Case Children's 1991 Irrevocable
                                    ---------------------------------
                                    Trust, Lionel P. Boissiere, Jr.,
                                    ---------------------------------
                                    Trustee
                                    ---------------------------------

Address:                            Hambrecht & Quist
                                    ---------------------------------
                                    One Bush Street
                                    ---------------------------------
                                    San Francisco, CA 94104
                                    ---------------------------------

Telecopy Number:                    415-576-3624
                                    ---------------------------------

                                    Holder:
                                    ------



  /s/                               /s/ Lionel P. Boissiere, Jr.
 ----------------------             ---------------------------------
Witness                             Signature

Name:                               Lionl P. Boissiere, Jr.
                                    ---------------------------------

Address:                            Hambrecht & Quist
                                    ---------------------------------
                                    One Bush Street
                                    ---------------------------------
                                    San Francisco, CA 94104
                                    ---------------------------------

Telecopy Number:                    415-576-3624
                                    ---------------------------------


                                    Holder:
                                    ------



  /s/                               /s/ William R. Timken
-----------------------             ---------------------------------
Witness                             Signature

Name:                               William R. Timken
                                    ---------------------------------

Address:                            One Bush Street
                                    ---------------------------------
                                    San Francisco, CA 94104
                                    ---------------------------------

Telecopy Number:                    415-576-3370
                                    ---------------------------------

                                    Holder:
                                    ------



  /s/                               /s/ Robert or Martha Cohn
-----------------------             ---------------------------------
Witness                             Signature

Name:                               Robert or Martha Cohn Trustees
                                    ---------------------------------

Address:                            20292 Calle Montalro
                                    ---------------------------------
                                    Saratoga, CA 95070
                                    ---------------------------------

Telecopy Number:                    _________________________________

                                    Holder:
                                    ------



/s/ Patricia Thompson               /s/ Alan Kessman
-----------------------             ---------------------------------
Witness                             Signature

Name:                               Alan Kessman
                                    ---------------------------------

Address:                            6 Thorndal Circle
                                    ---------------------------------
                                    Darien, CT 06820
                                    ---------------------------------

Telecopy Number:                    _________________________________


                                    Holder:
                                    ------



/s/                                 /s/ Vinod Gupta
-----------------------             ---------------------------------
Witness                             Signature

Name:                               Mr. Vinod Gupta
                                    ---------------------------------

Address:                            5711 South 86h Circle
                                    ---------------------------------
                                    Omaha, NE 68127
                                    ---------------------------------

Telecopy Number:                    402-339-0265
                                    ---------------------------------

                                    Holder:
                                    ------



  /s/                               /s/ John Hoffmaster
-----------------------             ---------------------------------
Witness                             Signature

Name:                               John Hoffmaster
                                    ---------------------------------

Address:                            5711 South 86h Circle
                                    ---------------------------------
                                    Omaha, NE 68127
                                    ---------------------------------

Telecopy Number:                    _________________________________

                                    Holder:
                                    ------



/s/                                 /s/ Howard B. Hillman,
-----------------------             ---------------------------------
Witness                             Signature

Name:                               Venhill Limited Partnership
                                    ---------------------------------

Address:                            158 Main Street
                                    ---------------------------------
                                    New Canaan, CT 06840
                                    ---------------------------------

Telecopy Number:                    203-972-0673
                                    ---------------------------------


                                    Holder:
                                    ------



  /s/                               /s/ Donald Dixon
----------------------              ---------------------------------
Witness                             Signature

Name:                               Mr. Donald R. Dixon
                                    ---------------------------------

Address:                            101 California Street, Suite 3150
                                    ---------------------------------
                                    San Francisco, CA 94111
                                    ---------------------------------

Telecopy Number:                    _________________________________


                                    Holder:
                                    ------



/s/                                 /s/ Stanley S. Shuman
-----------------------             ---------------------------------
Witness                             Signature

Name:                               Stanley S. Shuman
                                    ---------------------------------

Address:                            7 Fifth Avenue
                                    ---------------------------------
                                    New York, NY 10002
                                    ---------------------------------

Telecopy Number:                    202-830-8023
                                    ---------------------------------

                                    Holder:
                                    ------



/s/                                 /s/ Nathanael B. Greene, Jr.
-----------------------             ---------------------------------
Witness                             Signature

Name:                               Mr. Nathanael B. Greene, Jr.
                                    ---------------------------------

Address:                            494 Windy Row
                                    ---------------------------------
                                    Peterborough, NH 03485
                                    ---------------------------------

Telecopy Number:                    _________________________________


                                    Holder:
                                    ------



/s/                                 /s/ William E. Mayer
-----------------------             ---------------------------------
Witness                             Signature

Name:                               Mr. William E. Mayer
                                    ---------------------------------

Address:                            University of Rochester
                                    ---------------------------------
                                    Rochester, NY  14627
                                    ---------------------------------

Telecopy Number:                    _________________________________

                                   EXHIBIT A
                                      TO
                        FIRST AMENDMENT AND RESTATEMENT
                                      OF
                         BOTTOMLINE TECHNOLOGIES, INC.
                       STOCK RIGHTS AND VOTING AGREEMENT


                                 Shareholders
                                 ------------


Existing Shareholders:
---------------------

     Daniel McGurl
     James Loomis
     Charles P. O'Leary
     Joseph Leo Barry, Jr.
     Dennis E. Barry


New Shareholders:
----------------

     Hambrecht & Quist Venture Investors, L.P.
     Daniel H. Case III
     Daniel H. Case and Carol H. Case, as JTWROS
     Case Children's 1991 Irrevocable Trust,
       Lionel P. Boissiere, Jr., Trustee
     Lionel P. Boissiere, Jr.
     William R. Timken
     The Wellington Trust under trust
       agreement dated 1/30/86, Robert
       or Martha Cohn, Trustees
     Alan Kessman
     Vinod Gupta
     Jon Hoffmaster
     Venhill Limited Partnership
     Donald R. Dixon
     Stanley S. Shuman
     Nathanael B. Greene, Jr.
     William E. Mayer

                                 AMENDMENT TO
                      THE FIRST AMENDMENT AND RESTATEMENT
                       OF BOTTOMLINE TECHNOLOGIES, INC.
                       STOCK RIGHTS AND VOTING AGREEMENT


     WHEREAS, the undersigned is a Shareholder, as defined in the First Amendment and Restatement of Bottomline Technologies, Inc. Stock Rights and Voting Agreement, dated as of March 31, 1992 (the "Stock Rights and Voting Agreement"); and

     WHEREAS, Charles P. O'Leary ("O'Leary"), also a Shareholder as defined in the stock Rights and Voting Agreement, desires to sell up to 25,000 shares of Common Stock (the "Stock") of Bottomline Technologies, Inc. (the "Company") to John H. Harland Company ("Harland"); and

     WHEREAS, such sale by O'Leary to Harland would result in O'Leary owning less than 200,000 shares of Stock;

     NOW THEREFORE, the undersigned Shareholder hereby agrees to amend Section 6(b) of the Stock Rights and Voting Agreement to delete the following:

          "(i) in the case of either McGurl, Loomis, or O'Leary, he and his respective Related Transferees, do not own in the aggregate two hundred thousand (200,000) shares of the Stock (subject to adjustment in the event of any stock dividend, subdivision, or combination affecting all of the outstanding Stock of the Corporation); or"

and to replace such subsection (i) of Section 6(b) with the following:

          "(i) in the case of: (A) either McGurl or Loomis, he and his respective Related Transferees, do not own in the aggregate two hundred thousand (200,000) shares of the Stock (B) O'Leary, he and his respective Related Transferees do not own in the aggregate one hundred eighty five thousand (185,000) shares of the Stock (subject to adjustment in the event of any stock dividend, subdivision, or combination affecting all of the outstanding Stock of the Corporation); or"

                             WAIVER AND AMENDMENT


     WHEREAS, Mr. Charles P. O'Leary ("O'Leary") has proposed to transfer 10,000 shares of common stock, $.001 par value per share (the "Transfer Shares") of Bottomline Technologies, Inc. ("Bottomline") at a per share purchase price of $14.75 (the "Sale") to Mr. Bruce E. Elmblad ("Elmblad"); and

     WHEREAS, Bottomline and the undersigned Shareholder, as defined in the First Amendment and Restatement of Bottomline Technologies, Inc. Stock Rights and Voting Agreement, dated as of March 31, 1992, as amended, (the "Agreement") believe it is in the best interest of Bottomline and the Shareholder to allow O'Leary to sell the Transfer Shares to Elmblad and to amend the Agreement;

     NOW THEREFORE:

     1. The undersigned Shareholder hereby waives any and all Take-Along-Rights which the undersigned may have with respect to the Transfer Shares pursuant to Section 3 of the Agreement, provided such shares are sold only to Elmblad or his assigns and such sale is effected on or prior to October 1, 1996, and the undersigned hereby waives any rights to notice with respect to such transfer by O'Leary.

     2.   Bottomline and the undersigned Shareholder hereby agree to amend
Section 3 of the Agreement to add the following as Subsection 3(g):

     "(g) Notwithstanding any provision to the contrary, this Section 3 shall not apply to the sale by O'Leary of up to 10,000 shares of Common Stock of the Corporation to Mr. Bruce Elmblad or his assigns; provided such sale shall take place on or prior to October 1, 1996."

     3.   Bottomline and the undersigned Shareholder hereby agree to amend
Section 3(a)(i)(C) of the Agreement, effective upon consummation of the Sale, to change the percentage listed therein next to O'Leary's name from 25.9537% to 22.7095%.

     4. Bottomline and the undersigned Shareholder hereby agree to amend and restate Section 6 of the Agreement in its entirety, effective upon consummation of the Sale, such that it shall read in its entirety as follows:

     "6.  Voting Agreement.
          ----------------

     (a) Each of the Shareholders hereby agrees and consents for himself and his Related Transferees to vote all shares of the voting Stock of the Corporation as may be from time to time owned by him or his Related Transferees for the election and re-election of the following individuals as members of the Board of Directors of the Corporation (the "Board"):

               (i)   McGurl;

               (ii)  Loomis; and

               (iii) one of either Leo Barry or Dennis Barry.

The foregoing voting agreement shall pertain to all shares of Stock of each of the Shareholders, whether held in the name of such Shareholder or held in the name or for the benefit of any Related Transferee of such Shareholder.

     (b) Each of the Existing Shareholders agrees that his right to be elected to the Board pursuant to the voting agreement in subsection (a) above will terminate as to such Shareholder and that he will be deemed to have resigned and will cease to be a member of the Board in the event that:

          (i) in the case of either McGurl or Loomis, he and his respective Related Transferees, do not own in the aggregate two hundred thousand (200,000) shares of the Stock (subject to adjustment in the event of any stock dividend, subdivision, or combination affecting all of the outstanding Stock of the Corporation); or

          (ii) in the case of Leo Barry and Dennis Barry, they and their Related Transferees, do not own in the aggregate one hundred thousand (100,000) shares of the Stock (subject to adjustment in the event of any stock dividend, subdivision, or combination affecting all of the outstanding Stock of the Corporation).

     (c) The provisions of this Section 5 shall in no manner be deemed to limit the right of the Shareholders of the Corporation to increase the number of members of the Board at any time hereafter. Notwithstanding any increase of the number of members of the Board at any time during which Leo and Dennis Barry have the right to be elected as members of the Board of Directors pursuant to subsections (a) and (b) above, the Shareholders agree that no increase in the salary or compensation of either McGurl and/or Loomis, nor any capital expenditure by the Corporation in excess of Twenty-five Thousand Dollars ($25,000), may be authorized by the Board without the affirmative vote of one of either:

          (i) Leo or Dennis Barry (whoever is then serving on the Corporation's Board of Directors); or

          (ii) a representative appointed by the New Shareholders, who, until changed by the New Shareholders with notice to the Corporation, shall be Hambrecht & Quist Venture Investors, L.P."

     Capitalized terms not otherwise defined herein have the respective meaning ascribed to them in the Agreement.

     This Waiver and Amendment may be signed in one or more counterparts.

     IN WITNESS WHEREOF, this Waiver and Amendment has been executed by Bottomline and the undersigned Shareholder on or before August 10, 1996 with the intent that it become effective, except as otherwise provided herein, as of and on August 10, 1996.

                                AMENDMENT NO.2


     WHEREAS, Bottomline Technologies, Inc. a New Hampshire corporation (Bottom line NH), and the undersigned are named parties to the First Amendment and Restatement of Bottom line Technologies, Inc. Stock Rights and Voting Agreement, dated as of March 31, 1992, as amended (the "Agreement"); and

     WHEREAS, Bottom line NH was merged with and into Bottomline Technologies
(de), Inc., a Delaware corporation ("Bottomline DE"), on August 25, 1997 (the "Merger"); and

     WHEREAS, as a result of the Merger, Bottomline DE is a successor party to the Agreement; and

     WHEREAS, Charles P. O'Leary is proposing to sell 5,000 shares of common stock, $.001 par value per share, of Bottomline DE to Mr. Robert A. Eberle at a per share purchase price of $24.00 (the "Sale"); and

     WHEREAS, the parties to Agreement believe that it is in the best interest of the parties thereto to make certain amendments to the Agreement;

     NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the undersigned hereby agree to amend the Agreement, in accordance with the provisions of Section 8(a) thereof, as set forth below:

     1. Commencing after the date of the Merger, all references to the "Corporation" shall mean Bottom line DE.

     2.   Section 1(f)(1) is amended to read in its entirety as follows:

          "(i) any Proposed Issuance of stock options under (A) the Stock Option Plan or (B) any other stock option plan which is adopted at any time after the Effective Date by the Board of Directors of the Corporation;

     3.   Section 3 is amended to add the following as Subsection 3(h):

          "(h) Notwithstanding any provision to the contrary, this Section 3 shall not apply to the sale by O'Leary of up to 5,000 shares of Common Stock of the Corporation to Mr. Robert A. Eberle or his assigns;"

     4. To amend clauses (A) through (F) of Section 3(a)(i) of the Agreement, effective upon consummation of the Sale as set forth below:

    "(A)   for McGurl,                             27.3183%
     (B)   for Loomis,                             27.3183%
     (C)   for O'Leary,                            22.0606%
     (D)   for Leo Barry,                           6.9493%
     (E)   for Dennis Barry,                        6.9493%
     (F)   for each New Shareholder,                 .0563% for each Unit
           (as defined in the Stock Purchase Agreement) purchased pursuant to the Stock Purchase Agreement; or"

                    AMENDMENT NO. 3 TO THE FIRST AMENDMENT
               AND RESTATEMENT OF BOTTOMLINE TECHNOLOGIES, INC.
                       STOCK RIGHTS AND VOTING AGREEMENT


     AMENDMENT No. 3, dated as of the 12th day of October, 1998, to the First Amendment and Restatement of Bottomline Technologies, Inc. Stock Rights and Voting Agreement dated as of March 31, 1992 (the "Stock Rights Agreement") by and between Bottomline Technologies (de), Inc., a Delaware corporation (formerly Bottomline Technologies, Inc. (the "Company")) and the shareholders of the Company listed on Exhibit A attached thereto (collectively, the "Holders").
                  ---------

     WHEREAS, the Company and the Holders are parties to the Stock Rights Agreement;

     WHEREAS, the Company and the Holders desire to amend the Stock Rights Agreement so that the rights set forth in Section 1 of the Stock Rights Agreement relating to "preemptive rights" shall not apply to the sale by the Company of shares of common stock, $.001 par value per share ("Common Stock"), to Arthur Andersen LLP;

     WHEREAS, the Company and the Holders desire to amend the Stock Rights Agreement so that the provisions set forth in Section 3 of the Stock Rights Agreement relating to certain "take-along" rights shall not apply to a sale or transfer of certain securities of the Company from Hambrecht & Quist Liquidating Trust to Hambrecht & Quist California;

     WHEREAS, the Holders, owning at least two-thirds (2/3) of the interests in the Company held by all New Shareholders (as defined in the Stock Rights Agreement) and each of the other parties to the Stock Rights Agreement, have executed this Amendment No. 3.

     NOW THEREFORE, the parties hereto, in consideration of the premises and the agreements herein contained and intending to be legally bound hereby, agree as follows:

1. Section 1 of the Stock Rights Agreement is hereby amended by adding the following paragraph 1(i) to Section 1, which shall read as follows:

     "(i) The rights set forth in this Section 1 shall not apply to the sale by the Company occurring on or prior to November 30, 1998 of up to 35,715 shares of Stock to Arthur Andersen LLP at a sale price of at least $28.00 per share."

2. Section 3 of the Stock Rights Agreement is hereby amended by adding the following paragraph 3(g) to Section 3, which shall read as follows:

     "(g) The rights set forth in this Section 3 shall not apply to a transfer of 9,081 shares of Stock, a Warrant for 7,000 shares of Stock and the Stock issuable upon exercise thereof and a Warrant for 9,625 shares of Stock and the Stock issuable upon exercise thereof from Hambrecht & Quist Liquidating Trust to Hambrecht & Quist California."

3. Except as modified hereby, the Stock Rights Agreement shall continue in full force and effect.

4. This Amendment No. 3 may be signed in counterparts, each of which taken together shall constitute one agreement.

5. All capitalized terms used in this Amendment No. 3 shall have the meaning assigned to them in the Stock Rights Agreement.

                                AMENDMENT NO. 4
                                      TO
                      FIRST AMENDMENT AND RESTATEMENT OF
                       STOCK RIGHTS AND VOTING AGREEMENT

WHEREAS, Bottomline Technologies (de), Inc. and certain other persons are parties to certain First Amendment and Restatement of Stock Rights and Voting Agreement, dated as of March 31, 1992, as amended (the "Agreement"); and

WHEREAS, this amendment to the Agreement has been approved in accordance with the provisions of Section 8(a) of the Agreement;

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Agreement is hereby amended:

       1.    To add a new Section 10, as set forth below:

      "Termination of Agreement. This Agreement shall terminate, except with
       ------------------------
respect to Sections 2 and 5, upon the closing of the Corporation's initial public offering of Stock pursuant to an effective registration statement under the Securities Act, resulting in at least $10,000,000 of gross proceeds to the Corporation."


       2.    To add a new Section 2(a)(iv), as set froth below:


      "(iv) notwithstanding any other provision of the Section2, the rights of the Shareholders to include shares of stock in the Registration for the Corporation's initial underwritten public offering at Stock shall be deemed to be satisfied if the Corporation offers each Shareholder the right to include in such Registration the same percentage of their then current holdings of shares of Stock; and further any Stockholder who has not irrevocably agreed to include shares of Stock in such Registration or has not executed, completed and delivered all other documents required by the Corporation and/or the underwriters in order to include shares of Stock in such Registration or has executed, completed and delivered all other documents required by the Corporation and/or the underwriters in order to include shares of Stock in such Registration within 5 days of having been sent or given written notice by the Corporation of the price or range of prices at which shares of Stock will be offered pursuant to such Registration, shall be deemed to have waived any right to include shares of Stock in such Registration."

     3.   To delete the word "and" at the end of Section 2(a)(ii).

     4. To change the punctuation at the end of Section 2(a)(iii) from a period to a semicolon and to add the word "and" after the newly inserted semicolon.